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                                                           EXHIBIT 1-A(3)(c)

                           SCHEDULE OF COMMISSIONS

                   KEMPER INVESTORS LIFE INSURANCE COMPANY


PLAN OF INSURANCE
(Not Available in all states)
Plan Description
Variable Life Insurance

FIRST FOUNDATION VUL
POLICY FORMS L-8161,L-8162                                PREMIUM COMPENSATION
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ALL PAYMENTS                                                      3%